UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: December 31, 2017

RELIANT BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by Reliant Bancorp, Inc., a Tennessee corporation (the “Company”) on January 5, 2018 (the “Original Report”), in which the Company reported, among other events, the completion of its merger (the “Merger”) with Community First, Inc., a Tennessee corporation (“Community First”). This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The consolidated balance sheets of Community First as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows, for each of the years in the three-year period ended December 31, 2016, as well as the accompanying notes thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Interim unaudited financial statements of Community First as of and for the nine months ended September 30, 2017 and September 30, 2016 and the notes related thereto are incorporated herein by reference to Community First’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on November 7, 2017.

(b)     Pro Forma Financial Information.

The pro forma effect of the Merger on the Company is described in the unaudited pro forma combined condensed balance sheet of the Company at December 31, 2017, the unaudited pro forma combined condensed statements of income of the Company for the year ended December 31, 2017, and the notes thereto that are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signature hereto, which Exhibit Index is incorporated herein by reference.

Exhibit No.	Description

23.1	Consent of HORNE, LLP

99.1

Consolidated balance sheets of Community First, Inc. as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2016, as well as the accompanying notes thereto.

99.2

Unaudited pro forma combined condensed balance sheet of Reliant Bancorp, Inc. as of December 31, 2017, and the unaudited pro forma combined condensed statements of income of Reliant Bancorp, Inc. for the year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: March 16, 2018
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
Chairman, President, and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of HORNE, LLP

99.1

Consolidated balance sheets of Community First, Inc. as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2016, as well as the accompanying notes thereto.

99.2

Unaudited pro forma combined condensed balance sheet of Reliant Bancorp, Inc. as of December 31, 2017, and the unaudited pro forma combined condensed statements of income of Reliant Bancorp, Inc. for the year ended December 31, 2017.